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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 2004


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                        ADVANCED MARKETING SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-16002                  95-3768341
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                     5880 Oberlin Drive                         92121
                   San Diego, California                      (Zip Code)
         (Address of Principal Executive Offices)


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       Registrant's telephone number, including area code: (858) 457-2500


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

     On December 14, 2004, Advanced Marketing Services, Inc. (the "Company"), a Delaware corporation, issued a public announcement, which is incorporated into this Item 7.01 by reference, announcing the appointment of Curtis R. Smith to the position of Executive Vice President and Chief Financial Officer.

     A copy of the public announcement is attached to this Current Report as
Exhibit 99.1.

     The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.

Item 9.01        Exhibit

Exhibit 99.1 Public announcement of Advanced Marketing Services, Inc., dated December 14, 2004.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ADVANCED MARKETING SERVICES, INC.



Date: December 14, 2004                  By: /s/ Bruce C. Myers
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                                             Bruce C. Myers
                                             President & Chief Executive Officer